UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

October 11, 2017

Date of Report (date of earliest event reported)

MICRON TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10658	75-1618004
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8000 South Federal Way

Boise, Idaho 83716-9632

(Address of principal executive offices)

(208) 368-4000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 11, 2017, Micron Technology, Inc., a Delaware corporation (“Micron”), entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, as underwriter (the “Underwriter”) relating to the issuance and sale of approximately 29.3 million shares of common stock, par value $0.10 per share (the “Common Stock”), of the Company.  The Common Stock was issued and sold in a public offering pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-220882), including the prospectus contained therein, filed by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, a preliminary prospectus supplement dated October 10, 2017 and a related final prospectus supplement dated October 11, 2017 (the “Offering”).  In addition, Micron granted the Underwriter an option to purchase approximately up to an additional 4.4 million shares of Common Stock.  Micron estimates that the net proceeds from the offering will be approximately $1.19 billion, after deducting underwriting discounts and commissions, fees and estimated offering expenses.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company.  Under the terms of the Underwriting Agreement, the Company has agreed to indemnify the Underwriter against certain liabilities.

The description of the Underwriting Agreement contained herein is qualified in its entirety by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K which is incorporated herein by reference.

Item 8.01. Other Events.

In connection with the Offering, the legal opinion as to the legality of the Common Stock sold is being filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of October 11, 2017, by and between Micron Technology, Inc. and J.P. Morgan Securities LLC.
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation
23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1)

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of October 11, 2017, by and between Micron Technology, Inc. and J.P. Morgan Securities LLC.
5.1	Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation
23.1	Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation (included in Exhibit 5.1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRON TECHNOLOGY, INC.

Date: October 16, 2017	By:	/s/ Ernest E. Maddock
	Name:	Ernest E. Maddock
	Title:	Senior Vice President and Chief Financial Officer